UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 5, 2006

Xenonics Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2236 Rutherford Road, Ste 123, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(760) 438-4004

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2006, Xenonics Holdings, Inc., a Nevada corporation (the "Company"), and Third Coast Marketing LLC, a California limited liability company (the "Consultant"), entered into a Consulting Agreement pursuant to which the Consultant has agreed to provide consulting services relating to (i) financial public relations; (ii) enhancing the Company’s visibility in the financial community, (iii) introducing the Company and its products to possible merger candidates; (iv) introducing the Company to financial institutions and other members of the investment community; and (v) assisting Company personnel in preparing presentation materials in connection with meetings and conferences involving the investment community. A copy of the Consulting Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein.
As compensation for the Consultant’s services under the Consulting Agreement, on September 5, 2006 the Company issued to the Consultant a Warrant to purchase 500,000 shares of the Company’s common stock at $1.60 per share (which exceeded the fair market value of the common stock as of August 31, 2006, the day before an oral agreement was made). The Warrant vested immediately and is exercisable over a five-year period. The Consultant will receive no cash payment for its services and is not entitled to any reimbursement of its costs in connection with the performance of services pursuant to the Consulting Agreement. Pursuant to the terms and conditions of the Warrant, the Company granted "piggyback" registration rights to the Consultant with respect to the shares of common stock that are issuable under the Warrant. A copy of the Warrant is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

As described in more detail in Item 1.01 of this Current Report on Form 8-K, on September 5, 2006, the Company issued to the Consultant a Warrant to purchase 500,000 shares of the Company’s common stock. The Company agreed to issue the securities described in the preceding sentence as compensation to the Consultant under the Consulting Agreement. The issuance of the Warrant and of the shares of common stock are issuable upon exercise of the Warrant is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1
Consulting Agreement dated as of September 5, 2006 between Xenonics Holdings, Inc. and Third Coast Marketing LLC.
Exhibit 10.2
Warrant dated September 5, 2006, issued by Xenonics Holdings, Inc. to Third Coast Marketing LLC, for the purchase of 500,000 shares of the common stock of Xenonics Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.

September 8, 2006	By:	/s/ Richard J. Naughton

Name: Richard J. Naughton
Title: Chief Executive Officer

Xenonics Holdings, Inc.

September 8, 2006	By:	/s/ Donna G. Lee

Name: Donna G. Lee
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Consulting Agreement dated as of September 5, 2006 between Xenonics Holdings, Inc. and Third Coast Marketing LLC.
10.2	Warrant dated September 5, 2006, issued by Xenonics Holdings, Inc. to Third Coast Marketing LLC, for the purchase of 500,000 shares of the common stock of Xenonics Holdings, Inc.